UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices)(Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 03/31

Date of reporting period: 03/31/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DEAN FUNDS

Small Cap Value Fund

Mid Cap Value Fund

Annual Report

March 31, 2014

Fund Adviser:

Dean Investment Associates LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio 45431

Toll Free 1-888-899-8343

DEAN SMALL CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS – (Unaudited)

The Dean Small Cap Value Fund was up +22.57% net of fees for the twelve months ended March 31st, 2014, compared with a +22.65% return for the Russell 2000 Value Index and a +24.90% return for the broader Russell 2000 Index.

Macro Factors Impacting Performance

In the past six months, we have observed an increase in the risk appetite and risk seeking activities throughout the financial markets. It appears to us that the pendulum has swung from extreme risk aversion during the depths of the credit crisis in late 2008 and early 2009, to what we view as approaching extreme risk seeking in today’s environment. The risk appetite has not reached the extreme it did in 2006 and 2007 just before the credit bubble burst; however, it is definitely elevated relative to historical levels in our opinion. As a result, in today’s environment, we feel investors are not getting paid to take a great deal of risk.

Some examples of the risk seeking activities we observe are: the Russell 2000 hitting an all-time high price to sales multiple, high yield bond yields reaching all-time lows, high yield bond credit spreads relative to comparable Treasuries approaching lows not seen since 2006 and 2007, margin debt as a percentage of GDP approaching levels only seen in the 2000 tech bubble, the initial public offering market heating up, (with companies coming public that have no earnings), bad balance sheet stocks performing well, and the valuation spreads between the cheapest quartile of small cap stocks and the most expensive quartile compressing (meaning it has been a very broad rally in small caps).

Given that the current environment has been heavily skewed toward risk seeking activities causing risk premiums to be low (in our view) across asset classes (meaning investors are not being paid to take risk), we have been moving in the opposite direction of the market by trying to reduce risk in our portfolio. Thus, the macro market environment has been skewed unfavorably for us over the past six months as the market seeks risk, and we look to manage it.

Sector Performance (best/worst relative to benchmark)

The best performing sector relative to the benchmark for the twelve month period was Financials. Our performance relative to the benchmark benefitted from being underweight the benchmark in a poorly performing sector, as well as from having strong stock selection. With interest rates rising throughout the period (i.e. the 10 Year Treasury Note Yield rose from a trough of approximately 1.6% to a peak of approximately 3.0% in the period), being underweight interest rate sensitive areas that perform much like bonds, such as Real Estate Investment Trusts (REITs), worked in our favor. Our life insurance companies performed well as, in contrast to REITs, their earnings benefit from rising interest rates.

The second best performing sector relative to the benchmark was Consumer Discretionary. Solid stock selection drove the outperformance relative to the benchmark, as our average weight throughout the period in the Consumer Discretionary sector was roughly in line with the benchmark. Most of the good stock selection was due to one company in the Household Durables industry.

The worst performing sector relative to the benchmark for the last twelve months was Industrials. The underperformance relative to the benchmark was entirely due to poor stock selection. We had a few companies that were sizeable weights in the portfolio miss analysts’ earnings estimates towards the end of 2013, which drove the stock prices lower for those companies.

The second worst performing sector relative to the benchmark was Energy. Most of the underperformance relative to the benchmark stemmed from poor stock selection in the Energy Equipment and Services industry.

We owned two companies that are dependent upon offshore oil drilling activity for their earnings. Both were sizeable weights in the portfolio, and both performed poorly. The pricing in the offshore drilling market weakened throughout the period, and this sent the stock prices down for those two companies.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the period was Helen of Troy (HELE). HELE designs brand name hair dryers, curling irons, and other hair accessories, as well as various other household products. Well-known brands that HELE designs products for include Vidal Sassoon, Revlon, Brut, OXO, Braun, and Vicks, along with many others. This was a busy period for HELE, as they had an activist investor get involved and push for the sale of the company, while also announcing the resignation of their CEO. The CEO departure will save them $30 million in the first year net of the new CEO’s pay package, which is a material amount that should help boost future earnings. HELE also completed a “Dutch Auction” where they bought back 3.7 million shares at $66.50 per share. All of these positive developments helped send the stock up higher for the period. It continues to be a large position in the portfolio.

The second largest contributing stock was American Equity Investment Life Company (AEL). AEL is engaged in the development and sale of index and fixed rate annuity products. It is also a full service underwriter of fixed annuity and life insurance products. AEL is currently under-earning its normalized earning power because of the extremely low interest rate environment, as well as from having excess capital. AEL has two ways of reaching its normalized earning power: 1) interest rates start to rise or 2) using its excess capital for acquisitions or stock buybacks. With the stock trading around book value, stock buybacks are especially attractive. AEL’s stock price received a boost with the rise in interest rates throughout the period. We maintain a large weight in AEL

The largest detracting stock in the period was Cash America International (CSH). CSH is a specialty financial services business that offers small loans to individuals through its storefront locations in the United States and Mexico. With the price of gold dropping from approximately $1,600/oz to approximately $1,200/oz from peak to trough in the period, CSH’s earnings were under pressure as its storefront pawn shops benefit from rising gold prices and are hurt by falling gold prices. In addition to falling gold prices, there is also more regulatory scrutiny on the business with the creation of the Consumer Financial Protection Bureau (CFPB). We felt there was too much uncertainty surrounding our estimate of CSH’s normalized earning power, so we exited the position.

The second largest detracting stock was Triumph Group (TGI). TGI designs and manufactures aircraft components, which include control systems, aircraft and engine accessories, auxiliary power units, avionics, and instruments. TGI has had business execution issues recently, which has manifested itself in disappointing earnings and guidance. A combination of increased program costs with the Boeing 747-8 program, as well as production cuts to both the 767 and 747-8 programs have conspired to pressure both the top and bottom line at TGI. Because of the lowered profitability on these important programs, we have had to lower our estimate of normalized earning power, which caused TGI to look less attractive from a risk/reward standpoint. As such, we exited the position.

Current Positioning and Opportunities

Our largest overweight sectors relative to the benchmark are in the Utilities and Consumer Staples sectors. Our largest underweight sectors relative to the benchmark are in the Financials and Energy sectors. As always, these relative weights are a residual of our bottom up analysis and not based on a top down macro call on the market or economy.

As we previously stated, given that the current environment has been heavily skewed toward risk seeking activities causing risk premiums to be low (in our view) across asset classes (meaning investors are not being paid to take risk), we have been moving in the opposite direction of the market by trying to reduce risk in our portfolio.

Rather than viewing risk as volatility or variability around a benchmark, we view risk as: the level of uncertainty around reaching the total return potential for an investment. To that end, when we state that we are reducing the risk in the portfolio, what we are really trying to do is reduce the uncertainty around our portfolio. We feel that we are not getting paid for uncertainty in today’s environment, so we are trying to reduce as much uncertainty as we can.

This is the polar opposite end of the spectrum compared to what we saw in late 2008 and early 2009 where we felt we were getting paid handsomely to embrace uncertainty and risk, which is one of the reasons we had a large overweight in cyclical stocks at that time. That compares with today’s environment where we have a sizeable overweight in noncyclical Utilities and Consumer Staples stocks, which reflects the mirror image we are seeing in the market’s risk appetite compared to late 2008 and early 2009. It is in those sectors (Utilities and Consumer Staples) where we are finding stocks that we have much more assuredness of companies reaching their normalized earning power, and thus we feel we have less risk.

Since we remain fully invested and do not make market timing calls by moving to an extremely large cash position, we try to make sure we are always getting paid to take risk in the stocks that we own, which is why we view valuations on a risk adjusted basis. This basically means we adjust our valuation multiples relative to normalized earning power upward or downward depending on our level of uncertainty surrounding the normalized earning power of the company. In our view, a company that has a very volatile earnings stream, where we have half of the assuredness that it will reach its normalized earnings power compared to the market, should most likely trade at half the normalized valuation multiple of the market, keeping all else equal.

In that regard, since the small cap rally from the 2009 lows has been so broad, the market is paying similar multiples for a large swath of stocks, if viewed from our normalized earning power lens. This means that investors are paying similar multiples whether the company has a good balance sheet or bad, whether it has growth or not, or whether the earnings stream is volatile or not. In this type of environment, where there is not a great deal of differentiation in valuation multiples, we are placing more weight on the fundamentals of the stocks that make it into our portfolio versus the valuation. Said another way, we are focusing on making sure we own companies where we have a high degree of confidence that they can earn close to our estimate of normalized earning power (companies with stable and predictable earnings streams), that have strong balance sheets, and that have reasonable prospects for true earnings power growth.

In other words, we are focusing on lowering the uncertainty (or risk, in our view) of the portfolio. In a world where investors are not being paid to take a great deal of risk, we are trying to focus on lowering our risk, knowing that there will again come a time when investors will be paid to take risk.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our proven and disciplined process will result in favorable results over time.

Thank you for your continued confidence in Dean.

PERFORMANCE SUMMARY

Returns for the Periods Ended March 31, 2014*
	Total	Average Annual
Fund/Index	1 Year	5 Year	10 Year
Dean Small Cap Value Fund	22.57%	27.21%	7.63%
Russell 2000 Value Index**	22.65%	23.33%	8.07%
Russell 2000 Index**	24.90%	24.31%	8.53%

Total annual operating expenses, as disclosed in the Fund’s prospectus, were 1.41% of average daily net assets (1.25% after fee waivers/expense reimbursements by the Adviser). The Adviser contractually has agreed to waive its managementfee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets through July 31, 2014, subject to the adviser’s right to recoup reimbursements on a rolling three-year basis so long as the recoupment would not exceed the 1.25% expense cap. This expense cap may not be terminated prior to July 31, 2014, except by the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Russell 2000 and Russell 2000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Comparison of the Change in Value of a $10,000 Investment in the Dean Small Cap Value Fund,

the Russell 2000 Index and the Russell 2000 Value Index

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on March 31, 2004 and held through March 31, 2014.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS – (Unaudited)

The Dean Mid Cap Value Fund was up +20.46% net of fees for the twelve months ended March 31st, 2014, compared with a +22.95% return for the Russell Midcap Value Index and a 23.51% return for the Russell Midcap Index.

Macro Factors Impacting Performance

In the previous year, we saw investors react meaningfully to lower interest rates by bidding up dividend paying stocks such as Consumer Staples, Telecommunications, Utilities and Real Estate Investment Trusts (REITs), all of which performed relatively well. We also saw indications of high risk taking as investors turned to financially leveraged companies that were able to benefit from lower interest rates.

In the past year, we have seen investors continue their increased appetite for risk. With rising interest rates, partially due to improving fundamentals, but largely on the reduction of Federal Reserve stimulus, investors have turned to focusing on smaller capitalization companies with high growth characteristics, as they anticipate the economy’s continued improvement. During the year, growth indexes materially outperformed value indexes, and small capitalization indexes outperformed large cap indexes.

In addition, high beta and high volatility stocks performed very well, as did stocks with high price momentum. While higher interest rates were a benefit to our sector positioning over the year, our tendency to focus on quality with a predictable range of outcomes and to sell into positive momentum hurt relative performance as the market cycle began to mature.

Sector Performance (best/worst relative to benchmark)

The best performing sector relative to the Midcap Value Index for the twelve month period was Financials. Relative performance was primarily driven by our large underweight in Real Estate Investments Trusts (REITs) partially offset by stock selection. Our relative performance in Insurance was generally in line with the Russell Midcap Value Index. Within banks, poor stock selection proved a drag on performance as BOK Financial (BOKF) was up only 13.5%, M&T Bank (MTB) up 20.5% and Zion (ZION) up 22.0% for the period held, partially offset with a strong performance by Keycorp (KEY), up 45.6% for the period. Our Diversified Financials proved additive as Ameriprise Financial, up 52.9%, performed well. Within Real Estate Investment Trusts (REITS), we were heavily underweight the industry (by approximately 9% on average for the year). Due to the income oriented qualities of REITs, their value is impacted by changes in interest rates. As stimulus pushed interest rates lower, valuations became expensive, and thus we took a significant underweight position. That proved beneficial as rates moved higher for the majority of the year, only retreating in the past quarter. However, our positioning was partially offset by stock selection. Company specific issues negatively impacted our REIT holdings with Medical Properties Trust (MPW), down -17.3% for the period held and Digital Realty Trust (DLR), down -20.1% for the period held.

Industrials were the second best performing sector relative to the benchmark. Our overweight in an outperforming sector proved beneficial as industrial activity remained strong, and optimism reigned on improving fundamentals. Solid stock selection also benefitted the year with outperforming stocks including industrial flow management provider Flowserve (FLS), up 41.4%; tool and diagnostic equipment maker Snap-On (SNA), up 39.5%; diversified industrial Dover Corp, up 44.7%; human resource and financial consulting provider Towers Watson (TW), up 64.9%; and industrial waste management provider Clean Harbors (CLH), up 15.5% for the periods held. An offset to the strong stock selection in the sector was railroad CSX, Inc (CSX), up 20.4%. While the stock slightly underperformed the overall market, it materially underperformed within the Transportation industry, where airlines stocks made significant moves due to lower capacity, high demand and improved pricing.

The worst performing sector relative to the benchmark for the last twelve months was Consumer Staples. Performance was a combination of being overweight an underperforming sector, as well as poor stock selection. The majority of Consumer Staples stocks performed poorly as investors became less risk averse and sought higher earnings growth opportunities elsewhere. Exceptions were companies with merger and acquisition activity or commodity producers with leverage to improving markets. Poor stock selection included Ingredion (INGR), down 3.6%, due to issues in emerging markets; Darling International (DAR), down 1.4% for the period held, as earnings expectations were reduced; Dr. Pepper Snapple (DPS), up 4.4% for the period held, due to declining soft drink volumes: and JM Smucker (SJM), up .2% due to competition within the coffee and peanut butter categories.

Consumer Discretionary was the second worst performing sector relative to the benchmark. While we were overweight Consumer Discretionary, which outperformed the benchmark, our results were negatively impacted by large positions within the Retailing Industry, which underperformed the benchmark, and no exposure to Automobiles and Components, the best performing industry within the sector. Our overweight in retail was based on the thesis that the Federal Reserve’s accommodative stance would continue to push improvements in employment and lead to improvements in general retail spending after a fairly disappointing 2012 holiday season. However, the accommodative stance led to consumers spending on large items such as cars, homes, travel, etc. With large purchases the focus, poor weather and one less week between Thanksgiving and Christmas, retailer sales lagged overall expectations, leading to higher promotions and lower earnings. In addition, our large weight in Darden Restaurants hurt performance materially. Historically, Darden’s management had proven adept at managing promotions to drive traffic and increase overall sales while managing store level costs. In 2013, the company disappointed with declining traffic trends and margins as promotions were no longer able to generate positive results as industry competition intensified. Within the sector, the primary stocks impacting performance were Ascena Retail Group (ASNA) (down -4.6% for the period held), Bed Bath & Beyond (down -4.3% for the period held), CST Brands (CST) (down -2.3% for the period held) and Darden Restaurants (DRI) (down -2.4% for the period held), although Macy’s (M) (up 44.6%), Whirlpool (WHR) (up 28.5%) and Interpublic Group (IPG) (up 34.2%) partially offset this performance.

Individual Securities Performance (best/worst absolute contributors)

Towers Watson (TW) was the largest contributing stock for the year, up 64.9%. Towers Watson is a human resources and risk consulting company that helps organizations improve performance through effective people, risk and financial management. The core business, Benefits, accounts for over half of revenue and includes pension and benefit program design, actuarial services and retirement solutions. The remaining business is split between Risk and Financial Services and Talent and Rewards Solutions. Approximately 63% of revenue is from the United States, with the remaining from Europe, the Middle East and Australia. With the implementation of the Affordable Care Act, Towers Watson has created the Exchange Solutions segment as a private solution for retirees and corporations vs. the public exchange. The new segment has exceeded early expectations and provided a growth platform for the company. Our holding in Towers Watson is under review as the core business expectations were lowered on shifting resources to the Exchange Solutions segment.

The second best contributing stock in the quarter was CR Bard (BCR), up 47.9%. CR Bard manufactures medical, diagnostic and surgical devices that are primarily intended for one-time use. Sales are in four key areas including Vascular, Urology, Oncology and Surgical Specialties. The company’s products are #1 or #2 in 80% of the markets in which it participates. Fundamentals have been soft with weaker than expected sales offset by strong cost controls. In order to strengthen the future pipeline, the company has made several small acquisitions which are dilutive to earnings in the short-term. In addition, the company has been investing significantly in research and development to spur product development and future growth, which is expected to pay dividends in 2015 and beyond. CR Bard continues to be one of our largest holdings.

The largest detracting stock for the year was Digital Realty Trust, Inc. (DLR). Digital Realty Trust is a real estate investment trust (REIT) that owns technology-related properties, including internet gateway data centers and manufacturing facilities. DLR was down -20.1% for the period held. Overall, REITs performed poorly during the year due to rising interest rates. With REITs being a yield product, rising rates tend to have an adverse impact on price. In addition, rising rates raise borrowing costs, and the prospect of cheap capital disappearing impacts their prospects for growth. On a company specific basis, DLR has been hit with concerns over increasing competition within the industry, both by new entrants and large tech firms taking their data center needs in house. In addition, an activist investor took a large short in the position, saying the company was not disclosing the real level of maintenance capital correctly, putting downward pressure on the shares. The company also came out and said that they expected future rent increases to be flat to slightly negative, highlighting the competitive issues. Due to the increasing competitive factors and the decline in the credibility of management, we exited the position in September.

Medical Properties Trust (MPW) was our second worst contributing stock, down -17.3% for the period held. MPW is a Real Estate Investment Trust (REIT) that focuses primarily on acute care hospital operators, long-term acute care hospitals and inpatient rehabilitation hospitals under long-term triple net leases. Medical Properties underperformance is a combination of self-inflicted issues along with a negative macro environment for REITs. At the company level, MPW lowered earnings guidance after reporting its second quarter earnings due to a higher than expected cost of equity and debt to finance acquisitions. In addition, the company announced several acquisitions of additional hospital facilities, which required the company to issue additional equity, diluting current shareholders. Since the second quarter, the company has struggled to meet expectations due to property specific issues. In addition, rising interest rates were a major headwind for REITs prior to the past quarter, especially triple net lease REITs. Due to the long-term nature of the leases, rising rates will raise the cost of capital before the ability to pass these costs through in the form of higher rents. While rising rates are not favorable to REITs, they are especially troublesome in the short-term for triple net lease portfolios. As rates moderated in the past quarter and due to the risk of another dilutive equity issuance, we chose to exit the position in March.

Current Positioning and Opportunities

Over the past year, markets have pushed higher on anticipation that monetary stimulus would continue to drive improvement in the overall economy, leading to higher employment and sustainable Gross Domestic Product (GDP) growth. At the headline level, we have seen modest improvement in overall employment, and GDP continues to show growth, albeit inconsistent and below expectations. With the improving employment numbers, the Federal Reserve has been reducing stimulus over the past several months, leading to rising interest rates.

Our concern is where markets stabilize with reduced stimulus. If the economy is really as strong as anticipated and earnings growth accelerates, will this justify the valuations being paid? Or, will the decline in stimulus lead to a deflating of the market and a return to lower valuations? What we do know is that multiples have expanded significantly over the past year as earnings growth has not kept pace with expectations, yet the market seems to shrug off the lowered expectations. In the same vein, will the decline of stimulus lead to higher interest rates supported by stronger economic growth or, will the economy weaken relative to expectations leading to declining interest rates and additional stimulus?

In short, we do not have a clear answer to the questions. We continue to find company specific situations that are attractive and can provide solid returns over a business cycle. However, we are less inclined to take large risk bets at this point in the cycle. For example, in 2012, as interest rates on the 10-Year Treasury reached lows of just under 1.4%, our opinion was that rates could only go up. Thus, we held very few Utilities and REITs, both have bond-like characteristics such that prices decline as rates rise, and we were overweight Life Insurance companies, which benefit as rates rise. With the uncertainty in the markets today, we already feel a more balanced approach is required. Thus, we have moved to increase our positions in REITs and Utilities, in general becoming more defensive.

Our two largest overweight sectors are Consumer Staples and Industrials. While Consumer Staples valuations are still elevated on an absolute level, the sector has been neglected, as investors have increased their risk appetite and moved to areas of the market with higher earnings growth. We have steadily been increasing our Consumer Staples holdings, as we prefer the more predictable and narrower range of outcomes of the sector. Industrials have been a large overweight sector for many periods. With the rise in valuations, the sector’s appeal is diminishing, and our overweight has declined as well. Our holdings continue to focus on high quality companies with a competitive advantage over the cycle.

The largest underweight sectors continue to be Financials, primarily in REITs and Utilities. Changes in interest rates pose the largest risk for these areas. The 10-Year Treasury hit a low of 1.63% in 2013 and rose to a high of 3.03% in December. While still low relative to historical norms, GDP growth has also been muted, thus justifying a more conservative stance on rate sensitive sectors. We continue to look for opportunities within these areas.

PERFORMANCE SUMMARY

Returns for the Periods Ended March 31, 2014*
	Total	Average Annual
Fund/Index	1 Year	5 Year	10 Year
Dean Mid Cap Value Fund	20.46%	19.31%	5.24%
Russell Midcap Value Index**	22.95%	26.35%	10.24%
Russell Midcap Index**	23.51%	25.55%	10.05%
Russell 1000 Value Index**	21.57%	21.75%	7.58%
Russell 1000 Index**	22.41%	21.73%	7.80%

Total annual operating expenses, as disclosed in the Fund’s prospectus, were 2.23% of average daily net assets (1.50% after fee waivers/expense reimbursements by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets through July 31, 2014, subject to the adviser’s right to recoup reimbursements on a rolling three-year basis so long as the recoupment would not exceed the 1.50% expense cap. This expense cap may not be terminated prior to July 31, 2014, except by the Board of Trustees

As of March 31, 2011, the Fund changed its name from Dean Large Cap Value Fund to the Dean Mid Cap Value Fund and changed its capitalization range from large capitalization stocks to mid capitalization stocks. The resulting change in strategy was accompanied by a change, by the Fund, in Indexes used to compare Fund performance. (Indices used were changed from the Russell 1000 Value Index and Russell 1000 Index to the Russell Midcap Value Index and Russell Midcap Index.)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Russell Midcap, Russell Midcap Value, Russell 1000 Value and Russell 1000 Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Comparison of the Change in the Value of a $10,000 Investment in the Dean Mid Cap Value Fund, the Russell Midcap Index, the Russell Midcap Value Index, the Russell 1000 Index and the Russell 1000 Value Index

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell Midcap Index, the Russell Midcap Value Index, the Russell 1000 Index and the Russell 1000 Value Index March 31, 2004 and held through March 31, 2014.

The Russell Midcap Index, the Russell Midcap Value Index, the Russell 1000 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN SMALL CAP VALUE FUND HOLDINGS – (Unaudited)

[1]	As a percent of total investments.

The investment objective of the Dean Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

DEAN MID CAP VALUE FUND HOLDINGS – (Unaudited)

[1]	As a percent of total investments.

The investment objective of the Dean Mid Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

Portfolio Holdings – (Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About The Funds’ Expenses – (Unaudited)

As a shareholder of each Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2013 to March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Dean Small Cap Value Fund	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period October 1, 2013 – March 31, 2014*
Actual	$1,000.00	$1,082.70	$6.50
Hypothetical**	$1,000.00	$1,018.69	$6.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Dean Mid Cap Value Fund	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period October 1, 2013 – March 31, 2014*
Actual	$1,000.00	$1,113.30	$7.90
Hypothetical**	$1,000.00	$1,017.45	$7.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2014

COMMON STOCKS – 94.85%	Shares	Fair Value

Consumer Discretionary – 9.25%
Genesco, Inc. *	31,380	$2,340,007
Helen of Troy Ltd. *	44,624	3,089,319
Hillenbrand, Inc.	91,585	2,960,943
John Wiley & Sons, Inc. – Class A	31,415	1,810,761
JTH Holding, Inc. – Class A *	27,040	750,090
RG Barry Corp.	93,270	1,760,938

		12,712,058

Consumer Staples – 7.92%
Andersons, Inc. / The	21,847	1,294,216
Calavo Growers, Inc.	43,075	1,532,608
Cal-Maine Foods, Inc.	29,460	1,849,499
Casey’s General Stores, Inc.	19,505	1,318,343
Darling International, Inc. *	136,585	2,734,432
National Beverage Corp. *	110,080	2,147,661

		10,876,759

Energy – 2.27%
Atwood Oceanics, Inc. *	21,995	1,108,328
World Fuel Services Corp.	45,525	2,007,652

		3,115,980

Financials – 16.11%
American Equity Investment Life Holding Co.	124,850	2,948,957
BancFirst Corp.	18,055	1,022,455
BBCN Bancorp, Inc.	68,885	1,180,689
Bryn Mawr Bank Corp.	66,162	1,900,834
CoBiz Financial, Inc.	59,440	684,749
Enstar Group Ltd. *	7,415	1,010,739
First of Long Island Corp. / The	18,862	765,986
FirstMerit Corp.	53,305	1,110,343
Horizon Bancorp.	113,043	2,518,598
Investors Title Co.	16,389	1,243,925
Nicholas Financial, Inc.	92,920	1,461,632
Primerica, Inc.	56,927	2,681,831
Protective Life Corp.	24,645	1,296,080
SY Bancorp, Inc.	33,485	1,059,465
United Financial Bancorp, Inc.	67,855	1,247,853

		22,134,136

Health Care – 4.07%
Ensign Group, Inc. / The	32,160	1,403,462
Magellan Health Services, Inc. *	41,647	2,471,749
US Physical Therapy, Inc.	49,610	1,715,018

		5,590,229

See accompanying notes which are an integral part of these schedules of investments.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2014

COMMON STOCKS – 94.85% – continued	Shares	Fair Value

Industrials – 16.41%
AZZ, Inc.	69,120	$3,088,282
Barnes Group, Inc.	37,505	1,442,817
CBIZ, Inc. *	211,540	1,937,706
Clean Harbors, Inc. *	43,210	2,367,476
Crane Co.	34,897	2,482,921
EMCOR Group, Inc.	32,453	1,518,476
John Bean Technologies Corp.	52,510	1,622,559
Kadant, Inc.	45,255	1,650,450
National Presto Industries, Inc.	25,595	1,997,434
United Stationers, Inc.	67,580	2,775,511
URS Corp.	35,410	1,666,395

		22,550,027

Information Technology – 7.76%
Anixter International, Inc.	22,170	2,250,698
ARRIS Group, Inc. *	48,792	1,374,959
ePlus, Inc. *	23,285	1,298,372
MTS Systems Corp.	38,545	2,639,947
Tech Data Corp. *	50,861	3,100,487

		10,664,463

Materials – 6.08%
Innophos Holdings, Inc.	12,390	702,513
Olin Corp.	24,915	687,903
Royal Gold, Inc.	43,450	2,720,839
Schweitzer-Mauduit International, Inc.	34,245	1,458,494
Stepan Co.	43,205	2,789,315

		8,359,064

Real Estate Investment Trusts – 11.25%
Apollo Commercial Real Estate Finance, Inc.	141,755	2,357,386
Chatham Lodging Trust	132,205	2,673,185
LTC Properties, Inc.	82,700	3,112,001
Ryman Hospitality Properties, Inc.	48,065	2,043,724
Sovran Self Storage, Inc.	18,560	1,363,232
STAG Industrial, Inc.	75,375	1,816,537
Summit Hotel Properties, Inc.	226,140	2,098,579

		15,464,644

Utilities – 13.73%
Avista Corp.	45,530	1,395,494
Empire District Electric Co.	86,525	2,104,288
Laclede Group, Inc./The	44,500	2,098,175
New Jersey Resources Corp.	63,845	3,179,481

See accompanying notes which are an integral part of these schedules of investments.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2014

COMMON STOCKS – 94.85% – continued	Shares	Fair Value

Utilities – 13.73% – continued
Northwestern Corp.	58,760	$2,786,987
ONE Gas, Inc. *	58,980	2,119,151
South Jersey Industries, Inc.	55,365	3,105,423
WGL Holdings, Inc.	51,687	2,070,581

		18,859,580

TOTAL COMMON STOCKS (Cost $106,647,112)		130,326,940

MONEY MARKET SECURITIES – 4.87%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.09% (a)	6,696,902	6,696,902

TOTAL MONEY MARKET SECURITIES (Cost $6,696,902)		6,696,902

TOTAL INVESTMENTS – 99.72% (Cost $113,344,014)		$137,023,842

Other Assets in Excess of Liabilities – 0.28%		380,000

TOTAL NET ASSETS – 100.00%		$137,403,842

(a)	Rate disclosed is the seven day yield as of March 31, 2014.

*	Non-income producing security.

See accompanying notes which are an integral part of these schedules of investments.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2014

COMMON STOCKS – 98.88%	Shares	Fair Value

Consumer Discretionary – 10.72%
Dick’s Sporting Goods, Inc.	4,845	$264,585
Interpublic Group of Companies, Inc. / The	15,024	257,511
Kohl’s Corp.	4,010	227,768
Macy’s, Inc.	4,636	274,868
Mattel, Inc.	6,100	244,671
Newell Rubbermaid, Inc.	8,105	242,340
Whirlpool Corp.	1,389	207,600

		1,719,343

Consumer Staples – 6.48%
Darling International, Inc. *	11,406	228,348
Energizer Holdings, Inc.	2,305	232,206
Ingredion, Inc.	4,916	334,681
JM Smucker Co. / The	2,499	243,003

		1,038,238

Energy – 6.79%
Baker Hughes, Inc.	4,109	267,167
Cameron International Corp. *	4,191	258,878
Noble Energy, Inc.	4,538	322,380
QEP Resources, Inc.	8,167	240,436

		1,088,861

Financials – 20.22%
Allstate Corp. / The	4,227	239,164
Ameriprise Financial, Inc.	2,106	231,807
BOK Financial Corp.	3,654	252,309
Commerce Bancshares, Inc.	5,100	236,742
Discover Financial Services	4,841	281,698
Invesco Ltd.	7,932	293,484
KeyCorp	22,599	321,810
M&T Bank Corp.	2,305	279,597
Reinsurance Group of America, Inc.	3,106	247,331
Torchmark Corp.	4,395	345,887
Unum Group	8,025	283,363
WR Berkley Corp.	5,511	229,368

		3,242,560

Health Care – 7.45%
C.R. Bard, Inc.	2,733	404,429
CareFusion Corp. *	6,038	242,848
Mednax, Inc. *	4,894	303,330
Zimmer Holdings, Inc.	2,573	243,354

		1,193,961

See accompanying notes which are an integral part of these schedules of investments.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2014

COMMON STOCKS – 98.88% – continued	Shares	Fair Value

Industrials – 14.68%
Clean Harbors, Inc. *	4,941	$270,717
CSX Corp.	9,665	279,995
Dover Corp.	3,019	246,803
Flowserve Corp.	3,106	243,324
Fluor Corp.	3,412	265,215
Parker Hannifin Corp.	2,412	288,741
Regal-Beloit Corp.	3,169	230,418
Snap-on, Inc.	2,322	263,501
Towers Watson & Co. – Class A	2,316	264,140

		2,352,854

Information Technology – 11.69%
Arrow Electronics, Inc. *	4,761	282,613
Global Payments, Inc.	3,409	242,414
KLA-Tencor Corp.	3,656	252,776
Linear Technology Corp.	5,985	291,410
Mentor Graphics Corp.	10,709	235,812
Synopsys, Inc. *	7,610	292,300
TE Connectivity Ltd.	4,587	276,183

		1,873,508

Materials – 6.63%
Eastman Chemical Co.	2,881	248,371
FMC Corp.	3,859	295,445
Sealed Air Corp.	7,134	234,495
Sensient Technologies Corp.	5,046	284,645

		1,062,956

Real Estate Investment Trusts – 6.03%
Equity Lifestyle Properties, Inc.	6,140	249,591
RLJ Lodging Trust	9,619	257,212
Ventas, Inc.	3,692	223,624
Weingarten Realty Investors	7,900	237,000

		967,427

Utilities – 8.19%
AGL Resources, Inc.	5,413	265,020
CMS Energy Corp.	8,732	255,673
SCANA Corp.	4,600	236,072
Westar Energy, Inc.	7,901	277,799
Xcel Energy, Inc.	9,167	278,310

		1,312,874

TOTAL COMMON STOCKS (Cost $11,893,370)		15,852,582

See accompanying notes which are an integral part of these schedules of investments.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2014

MONEY MARKET SECURITIES – 2.31%	Shares	Fair Value
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.09% (a)	371,203	$371,203

TOTAL MONEY MARKET SECURITIES (Cost $371,203)		371,203

TOTAL INVESTMENTS – 101.19% (Cost $12,264,573)		$16,223,785

Liabilities in Excess of Other Assets – (1.19)%		(191,268)

TOTAL NET ASSETS – 100.00%		$16,032,517

(a)	Rate disclosed is the seven day yield as of March 31, 2014.

*	Non-income producing security.

See accompanying notes which are an integral part of these schedules of investments.

DEAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2014

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Assets
Investment in securities:
At cost	$113,344,014	$12,264,573

At fair value	$137,023,842	$16,223,785
Receivable for investments sold	703,374	268,795
Receivable for fund shares sold	251,876	–
Interest receivable	339	19
Dividends receivable	195,732	24,101
Prepaid expenses	24,861	15,130

Total Assets	138,200,024	16,531,830

Liabilities
Payable for investments purchased	628,839	468,475
Payable for fund shares redeemed	22,249	–
Payable to Adviser	103,316	7,332
Payable to administrator, fund accountant, and transfer agent	12,845	3,480
Payable to custodian	4,489	996
Payable to trustees and officers	755	755
Other accrued expenses	23,689	18,275

Total Liabilities	796,182	499,313

Net Assets	$137,403,842	$16,032,517

Net Assets consist of:
Paid-in capital	$104,949,872	$15,402,729
Accumulated undistributed net investment income	503,272	34,076
Accumulated undistributed net realized gain (loss) from investment transactions	8,270,870	(3,363,500)
Net unrealized appreciation on investments	23,679,828	3,959,212

Net Assets	$137,403,842	$16,032,517

Shares outstanding (unlimited number of shares authorized, no par value)	8,608,497	1,081,573

Net asset value, offering and redemption price per share	$15.96	$14.82

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF OPERATIONS

For the year ended March 31, 2014

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Investment Income
Dividend income (net of foreign withholding tax of $4,550 for the Small Cap Value Fund)	$1,937,974	$250,868
Interest income	4,944	457

Total investment income	1,942,918	251,325

Expenses
Investment Adviser fee	1,033,948	144,754
Administration expenses	68,261	10,093
Fund accounting expenses	51,005	6,498
Transfer agent expenses	74,812	25,995
Legal expenses	24,347	25,189
Registration expenses	35,669	24,078
Custodian expenses	28,667	4,579
Audit expenses	14,500	14,500
Trustee expenses	11,943	11,943
Insurance expense	3,508	3,508
Pricing expenses	3,781	3,473
Report printing expense	31,259	5,300
CCO expense	8,599	8,599
Overdraft expense	68	–
Miscellaneous expenses	3,364	2,643

Total expenses	1,393,731	291,152
Fees recouped by Adviser	45,911	–
Fees waived by Adviser	–	(73,903)

Net operating expenses	1,439,642	217,249

Net investment income	503,276	34,076

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	8,662,625	937,702
Net change in unrealized appreciation on investment securities	13,640,301	1,746,972

Net realized and unrealized gain on investments	22,302,926	2,684,674

Net increase in net assets resulting from operations	$22,806,202	$2,718,750

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Dean Small Cap Value Fund		Dean Mid Cap Value Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase in Net Assets due to:
Operations
Net investment income	$503,276	$78,641	$34,076	$57,918
Net realized gain on investment securities	8,662,625	4,852,132	937,702	264,726
Net change in unrealized appreciation on investment securities	13,640,301	5,677,262	1,746,972	1,342,089

Net increase in net assets resulting from operations	22,806,202	10,608,035	2,718,750	1,664,733

Distributions
From net investment income	(21,427)	(205,037)	(8,760)	(82,027)
From net realized gains	(4,294,051)	—	—	—

Total distributions	(4,315,478)	(205,037)	(8,760)	(82,027)

Capital Transactions
Proceeds from shares sold	56,334,010	20,977,955	564,447	676,571
Reinvestment of distributions	3,972,153	194,173	8,511	78,830
Amount paid for shares redeemed	(20,882,484)	(6,362,962)	(253,603)	(263,524)

Net increase in net assets resulting from capital transactions	39,423,679	14,809,166	319,355	491,877

Total Increase in Net Assets	57,914,403	25,212,164	3,029,345	2,074,583

Net Assets
Beginning of period	79,489,439	54,277,275	13,003,172	10,928,589

End of period	$137,403,842	$79,489,439	$16,032,517	$13,003,172

Accumulated undistributed net investment income included in net assets at end of period	$503,272	$21,423	$34,076	$8,760

Share Transactions
Shares sold	3,825,788	1,732,806	43,090	63,504
Shares issued in reinvestment of distributions	259,279	16,235	603	7,212
Shares redeemed	(1,374,845)	(537,530)	(18,733)	(24,954)

Net increase in share transactions	2,710,222	1,211,511	24,960	45,762

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	For the Years ended
	March 31, 2014	March 31, 2013	March 31, 2012		March 31, 2011	March 31, 2010
Net asset value, beginning of period	$13.48	$11.58	$11.41		$9.57	$5.08

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.02 (a)	0.04	(a)	0.02 (a)	0.12
Net realized and unrealized gains (losses) on investments	2.96	1.92	0.14		1.93 (b)	4.45

Total income (loss) from investment operations	3.02	1.94	0.18		1.95	4.57

Less distributions:
From net investment income	– (c)	(0.04)	(0.01)		(0.11)	(0.08)
From net realized gains	(0.54)	–	–		–	–

Total distributions	(0.54)	(0.04)	(0.01)		(0.11)	(0.08)

Net asset value, end of period	$15.96	$13.48	$11.58		$11.41	$9.57

Total Return (d)	22.57%	16.81%	1.58%		20.47%	90.14%
Ratios and Supplemental Data
Net assets, end of period (000)	$137,404	$79,489	$54,277		$30,274	$18,965
Ratio of expenses to average net assets
After fee waivers and/or expense reimbursement/recoupment by Adviser	1.25%	1.25%	1.32	%(e)	1.50%	1.50%
Before fee waivers and/or expense reimbursement/recoupment by Adviser	1.21%	1.41%	1.58%		2.03%	2.30%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense reimbursement/recoupment by Adviser	0.44%	0.13%	0.36%		0.20%	1.58%
Before fee waivers and/or expense reimbursement/recoupment by Adviser	0.48%	(0.03)%	0.10%		(0.33)%	0.78%
Portfolio turnover rate	96%	142%	214%		183%	165%

(a)	Calculated using the average shares method.
(b)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.
(c)	Rounds to less than $0.005 per share.
(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Effective August 1, 2011, the Adviser agreed to waive fees to maintain Fund expenses at 1.25% (excluding Service fees). Prior to that date, the expense cap was 1.50%.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	For the Years ended
	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011	March 31, 2010
Net asset value, beginning of period	$12.31	$10.81	$10.52	$9.89	$6.32

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.06	0.03	0.08 (a)	0.07
Net realized and unrealized gains (losses) on investments	2.49	1.52	0.31	0.65 (b)	3.59

Total income (loss) from investment operations	2.52	1.58	0.34	0.73	3.66

Less distributions:
From net investment income	(0.01)	(0.08)	(0.05)	(0.10)	(0.09)

Total distributions	(0.01)	(0.08)	(0.05)	(0.10)	(0.09)

Net asset value, end of period	$14.82	$12.31	$10.81	$10.52	$9.89

Total Return (c)	20.46%	14.71%	3.29%	7.39%	57.97%
Ratios and Supplemental Data
Net assets, end of period (000)	$16,033	$13,003	$10,929	$9,985	$14,218
Ratio of expenses to average net assets:
After fee waivers and/or expense reimbursement by Adviser	1.50%	1.50%	1.50%	1.50%	1.50%
Before fee waivers and/or expense reimbursement by Adviser	2.01%	2.23%	2.57%	2.52%	2.39%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense reimbursement by Adviser	0.24%	0.52%	0.34%	0.82%	0.80%
Before fee waivers and/or expense reimbursement by Adviser	(0.27)%	(0.20)%	(0.73)%	(0.20)%	(0.09)%
Portfolio turnover rate	43%	49%	59%	111%	62%

(a)	Calculated using the average shares method
(b)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2014

NOTE 1. ORGANIZATION

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Mid Cap Value Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Mid Cap Fund was formerly known as the Dean Large Cap Value Fund. The name change was effective March 31, 2011. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).

The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds. DCM is an affiliate of the Adviser. The investment objective of the Small Cap Fund and the Mid Cap Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirement applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended March 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2010.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Distributions received from investments in real estate investment trusts (“REITS”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. For the year ended March 31, 2014, there were no material reclassifications.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service using observable inputs other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, are categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of fixed income securities are categorized as Level 2 securities. If the Adviser or Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities are classified as Level 2 securities.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s good faith pricing guidelines, the Adviser or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser or Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at March 31, 2014 in valuing the Small Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$130,326,940	$–	$–	$130,326,940
Money Market Securities	6,696,902	–	–	6,696,902
Total	$137,023,842	$–	$–	$137,023,842

* Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used at March 31, 2014 in valuing the Mid Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$15,852,582	$–	$–	$15,852,582
Money Market Securities	371,203	–	–	371,203
Total	$16,223,785	$–	$–	$16,223,785

* Refer to the Schedule of Investments for industry classifications.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended March 31, 2014, the Funds had no transfers between levels. The Funds recognize transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Each Fund’s investments are managed by the Adviser pursuant to the terms of an advisory agreement. The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis. The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreements, the Adviser is entitled to an investment advisor fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Small Cap Fund and 1.00% of the average daily net assets of the Mid Cap Fund. For the fiscal year ended March 31, 2014, the Adviser earned fees, before the waiver and recoupment described below, of $1,033,948 and $144,754 from the Small Cap Fund and the Mid Cap Fund, respectively. The Adviser has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Funds may invest) at 1.25% of average daily net assets for the Small Cap Fund and 1.50% of the average daily net assets for the Mid Cap Fund through July 31, 2014. Prior to August 1, 2011, the Small Cap Fund’s expense cap was 1.50%. At March 31, 2014, the Adviser was owed $103,316 from the Small Cap Fund and $7,332 from the Mid Cap Fund. Each waiver or reimbursement by the Adviser with respect to a Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. For the fiscal year ended March 31, 2014, the Adviser has recouped fees of $45,911 for the Small Cap Fund and has waived fees of $73,903 for the Mid Cap Fund.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at March 31, 2014, were as follows:

Fund	Amount	Expires March 31,
Small Cap Value Fund	$110,319	2015
	$95,674	2016
Mid Cap Value Fund	$102,935	2015
	$81,023	2016
	$73,903	2017

Each Fund retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. These administrative services also include fund accounting and transfer agency services. For the fiscal year ended March 31, 2014, HASI earned fees of $68,261 for administrative services provided to the Small Cap Fund and $10,093 for the Mid Cap Fund. At March 31, 2014, HASI was owed $5,136 from the Small Cap Fund and $909 from the Mid Cap Fund, for administrative services. For the fiscal year ended March 31, 2014, HASI earned fees of $51,005 for fund accounting services provided to the Small Cap Fund and $6,498 for the Mid Cap Fund. At March 31, 2014, HASI owed $4,025 to the Small Cap Fund and was owed $486 from the Mid Cap

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014

NOTE 4. FEES AND TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES – continued

Fund, for fund accounting services. For the fiscal year ended March 31, 2014, HASI earned fees of $74,812 for transfer agency services provided to the Small Cap Fund and $25,995 for the Mid Cap Fund. At March 31, 2014, HASI was owed $3,684 from the Small Cap Fund and $2,085 from the Mid Cap Fund, for transfer agency services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). For the fiscal year ended March 31, 2014, Huntington National Bank earned fees of $28,667 and $4,579 by the Small Cap Fund and Mid Cap Fund, respectively, for custody services provided to the Funds. At March 31, 2014, the custodian was owed $4,489 by the Small Cap Value Fund and $996 by the Mid Cap Value Fund for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended March 31, 2014. The Distributor and HASI are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Small Cap Fund	Mid Cap Fund
Purchases of investment securities	$138,080,746	$6,640,607
Proceeds from sales and maturities of investment securities	$105,735,266	$5,968,296

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2014, Charles Schwab and Co., Inc. owned 27.64% of the Small Cap Fund and Dean Wealth Management LP and The CH Dean Companies LLC, each an affiliate of the Adviser and Sub-Adviser, owned 49.30% and 17.20%, respectively, of the Mid Cap Fund. As a result, Charles Schwab and Co., Inc. may be deemed to control the Small Cap Fund and Dean Wealth Management LP may be deemed to control the Mid Cap Fund.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014

NOTE 8. FEDERAL TAX INFORMATION

As of March 31, 2014, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Small Cap Fund	Mid Cap Fund
Gross unrealized appreciation	$23,771,842	$3,968,809
Gross unrealized depreciation	(188,512)	(9,605)

Net unrealized appreciation (depreciation)	$23,583,330	$3,959,204

Federal income tax cost	$113,440,512	$12,264,581

Small Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2014 and 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$3,878,607	$205,037
Long-term capital gains	436,871	–

	$4,315,478	$205,037

Mid Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2014 and 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$8,760	$82,027

	$8,760	$82,027

As of March 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

	Small Cap Value Fund	Mid Cap Value Fund
Undistributed ordinary income	$2,621,596	$34,076
Undistributed long-term realized gain	6,249,044	–
Accumulated capital and other losses	–	(3,363,492)
Unrealized appreciation (depreciation)	23,583,330	3,959,204

	$32,453,970	$629,788

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales in the amount of $96,498 for the Small Cap Fund and of $8 for the Mid Cap Fund.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014

NOTE 8. FEDERAL TAX INFORMATION – continued

As of March 31, 2014, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

Pre-RIC Modernization Act Fund	Amount	Expires March 31,
Mid Cap Value Fund	$1,228,128	2017
Mid Cap Value Fund	$2,135,365	2018

Total	$3,363,493

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. During the year ended March 31, 2014, the Mid Cap Fund utilized $884,929 in capital loss carryforwards.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that have occurred since March 31, 2014, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Dean Funds and

Board of Trustees of Unified Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dean Funds, comprising Dean Small Cap Value Fund and Dean Mid Cap Value Fund (the “Funds”), each a series of the Unified Series Trust, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Dean Funds as of March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 29, 2014

Additional Federal Income Tax Information (Unaudited):

Qualified Dividend Income: For the year ended March 31, 2014, the Dean Mid Cap Value Fund and the Dean Small Cap Value Fund each designate 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended March 31, 2014, the Dean Mid Cap Value Fund and the Dean Small Cap Value Fund each designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Long-Term Capital Gains: For the year ended March 31, 2014, the Dean Small Cap Value Fund hereby designates as a capital gain dividend with respect to the taxable year ending March 31, 2014, $436,871, or, subsequently determined to be different, the net capital gain of such year.

The Funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 67) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989. Chairman, Bluegrass Tomorrow, nonprofit organization.
Kenneth G.Y. Grant (Age – 64) Independent Trustee, May 2008 to present	Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 17 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 58)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
Joseph L. Rezabek (Age – 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.
John C. Swhear (Age – 52) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds, April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Robert W. Silva (Age – 47) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust from February 2013 to December 2013; Treasurer of Huntington Funds from November 2010 to November 2013; Chief Financial Officer and Treasurer of Huntington Strategy Shares from November 2010 to November 2013; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.
Lynn E. Wood (Age – 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to February 2012. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 17 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 899-8343 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

Factors Considered by the Trustees in Renewing the Management Agreement

Dean Small Cap Value Fund (the “Small Cap Fund”) and Dean Mid Cap Value Fund (the “Mid Cap Fund,” and together with the Small Cap Fund, the “Dean Funds”) each are a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of each Dean Fund and, as required by law, determines annually whether to approve the continuance of each Dean Fund’s management agreement with Dean Investment Associates, LLC (the “Advisor”) and each Dean Fund’s subadvisory agreement between the Advisor and Dean Capital Management, LLC (the “Subadvisor”), pursuant to which the Subadvisor sub-advises the applicable Dean Fund.

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust, the Advisor or the Subadvisor (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on October 22, 2013 via teleconference to consider the renewal of the management agreement between the Trust and the Advisor (each a “Management Agreement”), and subadvisory agreement between the Advisor and the Subadvisor (each a “Subadvisory Agreement”), on behalf of each Dean Fund, respectively. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) a letter to each of the Advisor and the Subadvisor requesting information that the Board likely would consider in renewing each Management Agreement and Subadvisory Agreement, and the Advisor’s and Subadvisor’s responses; (ii) a description of factors considered by the Board in approving each Management Agreement and Subadvisory Agreement in February 2011; (iii) commentary prepared collectively by the Advisor and the Subadvisor separately discussing each Dean Fund’s performance over the twelve-months ended August 31, 2013, factors affecting this performance, and why the performance varied from that of each Dean Fund’s respective benchmark; (iv) schedule of each Dean Fund’s investments as of June 30, 2013; (v) the Administrator’s memorandum comparing each Dean Fund’s performance returns to those of its respective benchmark, Morningstar Category, and peer group for the year-to-date, three-month, one-, three-, five- and ten-year periods ended August 31, 2013; comparing each Dean Fund’s advisory fee and total expense ratio to those of its respective peer group; and providing certain other performance and volatility information for the Dean Funds as reported by Morningstar; (vi) the Advisor’s fee schedules and performance information for separate accounts managed using the Advisor’s mid cap value and small cap value investment strategies; (vii) the Subadvisor’s fee schedules for separate accounts managed using the Subadvisor’s mid cap value and small cap value investment strategies, and the fee schedule the Subadvisor receives for sub-advising a small cap value mutual fund that is part of a different fund complex; (viii) profitability analysis prepared by the Advisor with respect to each Management Agreement; (ix) profitability analysis prepared by the Subadvisor with respect to each Subadvisory Agreement; (x) the consolidated balance sheet of The C.H. Dean Companies, LLC, the holding company of C.H. Dean, LLC, the Advisor’s parent company, dated August 31, 2013, and consolidated income statement for The C.H. Dean Companies, LLC for the year ended August 31, 2013; (xi) the Subadvisor’s balance sheet dated August 31, 2013, and income statement for the year ended August 31, 2013; (xii) soft-dollar report prepared by the Advisor and the Subadvisor; (xiii) copies of each Management Agreement and Subadvisory Agreement; and (xiv) a report from the Trust’s Chief Compliance Officer summarizing his review of the Advisor’s and the Subadvisor’s compliance policies and procedures. After discussing these materials, the Committee contacted certain executives of the Advisor and the Subadvisor, including each Dean Fund’s respective portfolio manager, each of the Advisor’s and the Subadvisor’s respective Chief Compliance Officer, and the Advisor’s President and Chief Executive Officer, and conducted an interview led by the Chairman of the Audit Committee.

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

At the Board’s in-person meeting held on November 10 and 11, 2013, the Trustees, including the Independent Trustees, unanimously approved the continuation of each Management Agreement between the Trust and the Advisor and each Subadvisory Agreement between the Advisor and the Subadvisor on behalf of each Dean Fund for an additional year. The Trustees’ approval of each Management Agreement and Subadvisory Agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed the Advisor’s and the Subadvisor’s responses regarding the resources provided to each Dean Fund, and considered the adequacy of these resources in light of the desired growth in the levels of each Dean Fund’s assets and whether the resources are sufficient. The Trustees considered the Advisor’s representation that it advises approximately $515 million, and the Subadvisor’s representation that it advises approximately $520 million. The Trustees also noted the Advisor’s and Subadvisor’s representations that each maintains its own E&O policy. The Trustees determined that the Advisor’s and Subadvisor’s resources appear reasonable, and specifically noted that the Advisor and Subadvisor continue to provide the services and support of various administrative and professional staff, including the Advisor’s and Subadvisor’s chief compliance officers. The Trustees also noted that the Subadvisor provides an experienced portfolio manager to manage each Dean Fund while the Advisor provides traders. The Trustees also considered the Advisor’s and Subadvisor’s representations they were not proposing any changes to the level of services provided to either Dean Fund.

(b)	Fund Performance – The Trustees discussed each Dean Fund’s performance and reviewed other materials provided by Dean and HASI with respect to such performance.

(i)	Small Cap Fund – The Trustees noted that the Small Cap Fund performed well in recent periods, outperforming its peer group average and median over the one-, three-, and five-year periods ended August 31, 2013, though underperforming the peer group median and average over the ten-year period. The Trustees also considered that the Small Cap Fund had outperformed its benchmarks, the Russell 2000 and Russell 2000 Value Indices, over the one- and five-year periods, underperformed the Russell 2000 Index over the three-year period, and underperformed both benchmarks over the ten-year period. The Trustees noted the Advisor’s and Subadvisor’s explanation that much of the outperformance versus the benchmarks over the past year was due to solid stock selection in the Financial and Industrial sectors, as well as the Small Cap Fund’s underweight allocation to the relatively poor performing Financial sector and overweight allocation to the rallying Industrial sector.

The Trustees also considered the Advisor’s and Subadvisor’s representations that they jointly manage a number of separate accounts using the same strategy used to manage the Small Cap Fund, and considered a memo included in the Board meeting materials that provided the gross returns of a composite of these separately managed accounts over the past five calendar years. The Trustees noted that the Small Cap Fund’s gross returns were in line with those of the composite, and considered the Advisor’s explanation that any slight differences in returns were mostly attributable to the Small Cap Fund’s investor inflows and outflows.

(ii)

Mid Cap Fund – The Trustees noted that the Mid Cap Fund underperformed its peer group average (a peer group of mid cap funds) and the performance of both benchmarks, the Russell Mid Cap Value and the Russell Mid Cap Indices, over the one-, three-, five- and ten-year periods ended August 31, 2013. The Trustees considered, however, that the Mid Cap Fund changed its investment strategy from a large cap strategy in March 2011, and that the Fund has only slightly underperformed its peer group average over the past year and matched the median return of its peer group for the three-year period ended

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

August 31, 2013. The Trustees considered the Advisor’s representation that much of the Mid Cap Fund’s underperformance versus the benchmarks over the past year was a result of poor stock selection in the Consumer Discretionary sector, and poor stock selection in and an underweight allocation to the strong performing Health Care sector.

The Trustees also considered the Advisor’s and Subadvisor’s representations that they jointly manage a number of separate accounts using the same strategy used to manage the Mid Cap Fund, and considered a memo included in the Board meeting materials that provided the gross returns of a composite of these separately managed accounts for periods following the Mid Cap Value Fund’s investment strategy change. The Trustees noted that the Mid Cap Fund’s gross returns were in line with those of the composite, and considered the Advisor’s explanation that any slight differences in returns were mostly attributable to the Mid Cap Fund’s management of shareholder investment inflows and outflows.

(c)	Fee Rate and Profitability

(i)	Small Cap Fund – The Trustees noted that while the Small Cap Fund’s gross and net advisory fees are higher than the peer group average and median, that the Small Cap Fund’s net expense ratio is lower than the peer group average and median. The Trustees also reviewed the Advisor’s fee schedule for other accounts managed by the Advisor using its small cap value strategy, and noted that the lowest fee rate for large accounts is the same as the Small Cap Fund’s management fee. The Trustees considered, however, that the Advisor negotiates management fees for accounts above a certain asset level.

The Trustees also reviewed the fee paid to the Subadvisor pursuant to the Subadvisory Agreement, and considered the Subadvisor’s representation that the Advisor pays the Subadvisor the same fee to sub-advise the Small Cap Fund as the Advisor pays the Subadvisor to manage other small cap value accounts. The Trustees also considered the schedule of fees the Subadvisor receives for managing a small cap value mutual fund that is part of a different fund complex, and noted that the fees the Subadvisor receives for managing this other mutual fund are lower than the fees it receives for managing the Small Cap Fund. The Trustee’s recalled the Subadvisor’s explanation that with this other mutual fund, the fund’s adviser has its own portfolio managers who take care of daily cash flows and daily analysis, which means the Subadvisor is only responsible for managing the portfolio. In contrast, with the Small Cap Fund, the Subadvisor is responsible for managing daily cash flows and daily analysis, in addition to managing the portfolio.

(ii)	Mid Cap Fund – The Trustees noted that the Mid Cap Fund’s gross advisory fee is the same as the peer group median and slightly higher than the peer group average. The Trustees also noted that while the Mid Cap Fund’s net advisory fee is higher than that of the peer group average and median, the Mid Cap Fund’s net expense ratio is only slightly higher than the peer group average. The Trustees also reviewed the Advisor’s fee schedule for other accounts managed by the Advisor using its mid cap value strategy, and noted that the Mid Cap Fund’s gross management fee is equal to the rate charged by the Advisor to manage small accounts, though the fee rates for larger accounts are lower than the management fee of the Mid Cap Fund.

The Trustees also reviewed the fee paid to the Subadvisor pursuant to the Subadvisory Agreement, and considered the Subadvisor’s representation that the fee paid by the Advisor to the Subadvisor to manage the Mid Cap Fund is lower than the fee the Advisor pays to the Subadvisor to manage other mid cap value accounts.

The Trustees next reviewed the consolidated balance sheet of The C.H. Dean Companies, LLC, the holding company of C.H. Dean, LLC, the Advisor’s parent company, and the Subadvisor’s balance sheet, both dated as of August 31, 2013. The Trustees also reviewed the consolidated income statement of The C.H. Dean

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

Companies, LLC and the Subadvisor’s income statement for the year ended August 31, 2013. In addition, the Trustees reviewed a profitability analysis prepared by the Advisor and the Subadvisor with respect to the Advisor’s and Subadvisor’s management of each Dean Fund. The Trustees noted that, whether or not marketing expenses are taken into account, the Advisor did not make a profit with respect to managing either Dean Fund. With respect to the Subadvisor, the Trustees noted that, whether or not marketing expenses are taken into account, the Subadvisor did not make a profit with respect to its management of the Mid Cap Fund, but that the Subadvisor had made a profit before marketing expenses as a result of managing the Small Cap Fund.

The Trustees also considered other potential benefits that the Advisor and Subadvisor may receive in connection with their management of the Dean Funds. These benefits include third-party research obtained by soft dollars generated by certain mutual fund transactions, which may be used to benefit the Dean Funds along with other clients of the Advisor and Subadvisor. The Trustees noted that the Advisor and Subadvisor direct the Dean Funds’ brokerage transactions to brokers who provide access to such research services, and reviewed a report prepared by the Advisor and Subadvisor with respect to these transactions. The Trustees considered the Advisor’s and Subadvisor’s representations that the average commission rates for the Dean Funds are identical to the average commission rates paid the by the Advisor’s and Subadvisor’s separate account clients, and that the soft-dollar products and services benefit all of the Advisor’s and Subadvisor’s clients, including the Dean Funds.

(d)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by the Advisor as the Dean Funds grow larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that while the Small Cap Fund grew rapidly over the past year, it is just beginning to reach the level of assets where reimbursement under the Small Cap Fund’s expense cap is no longer necessary. The Trustees also noted that the Advisor is still waiving/reimbursing expenses for the Mid Cap Fund, and that the Advisor expects this to continue until the assets of the Mid Cap Fund have increased substantially. The Trustees also noted that the Advisor is not making a profit as a result of managing either Dean Fund, and determined to revisit this issue, including to possibly consider the inclusion of breakpoints in the management fees, in the future as the Dean Funds grow larger.

*    *    *    *    *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fees paid by each Dean Fund are reasonable, based on the nature and quality of advisory services provided by the Advisor to each Dean Fund, and unanimously agreed to approve the continuation of each Management Agreement and each Subadvisory Agreement for an additional year.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (888) 899-8343 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert	W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Dean Investment Associates LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio. 45431

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collects the following nonpublic personal information about you:

•	Information the Funds receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through its transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Dean Funds:	FY 2014	$24,000
	FY 2013	$24,000

(b)	Tax Fees

Registrant
The Dean Funds:	FY 2014	$5,000
	FY 2013	$5,000

Nature of the fees:     Preparation of the 1120 RIC and Excise review

(c)	All Other Fees

Registrant
The Dean Funds:	FY 2014	$0
	FY 2013	$0

(d)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(e) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(f) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2014	$0	$0
FY 2013	$0	$0

(g) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of May 29, 2014 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, President

Date     5/29/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, President

Date 5/29/14

By	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date     5/29/14